BLACKROCK FUNDS II

BlackRock GNMA Portfolio

(the “Fund”)

Supplement dated March 19, 2013

to the Prospectus dated January 28, 2013

Effective immediately, the following changes are made to the Fund’s Prospectus:

The second sentence of the first paragraph in the section of the Prospectus entitled “Fund Overview — Key Facts about BlackRock GNMA Portfolio — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund invests primarily in securities issued by the GNMA as well as other U.S. Government securities.

The third paragraph in the section of the Prospectus entitled “Fund Overview — Key Facts about BlackRock GNMA Portfolio — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund measures its performance against the Barclays GNMA MBS Index (the benchmark). Under normal circumstances, the Fund seeks to maintain an average portfolio duration that is within ±1 year of the duration of the benchmark.

The first sentence of the first paragraph in the section of the Prospectus entitled “Details about the Funds — How Each Fund Invests — GNMA Portfolio — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

In pursuit of this objective, the Fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities.

The fourth sentence of the first paragraph in the section of the Prospectus entitled “Details about the Funds — How Each Fund Invests — GNMA Portfolio — Principal Investment Strategies” is deleted in its entirety.

The fifth paragraph in the section of the Prospectus entitled “Details about the Funds — How Each Fund Invests — GNMA Portfolio — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund will normally seek to structure the Fund’s portfolio to have an average portfolio duration that is within ±1 year of the duration of the benchmark. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. As of January 29, 2013, the duration of the benchmark was 2.63 years, as calculated by BlackRock.

Shareholders should retain this Supplement for future reference.

PRO-BD7-0313SUP